Accounts Receivable, Net	12 Months Ended
Mar. 31, 2024
Accounts Receivables, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 3 — ACCOUNTS RECEIVABLE, NET

	As of March 31,
	2023	2024
	RMB	RMB
Accounts receivable	52,308	30,533
Allowance for doubtful accounts	(136)	(293)
Accounts receivable, net	52,172	30,240

The Company analyzed the collectability of accounts receivable based on historical collection and the customers’ intention of payment. As a result of such analysis, the allowance for doubtful accounts was as follows:

	2023	2024
Balance at beginning of year	126	136
Additions for the year	-	152
Foreign currency translation difference	10	5
Balance at the end of year	136	293

As of March 31, 2023 and 2024, the allowance for doubtful accounts amounted to RMB0.1 million and RMB0.3 million, respectively. The Company determined that the collection of these customers’ receivable is not probable due to financial difficulties experienced by related customers.